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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  MAY 12, 1997


                      BAY VIEW SECURITIZATION CORPORATION
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               (Exact name of registrant as specified in charter)


           DELAWARE                      333-16233               93-1225376
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State or other jurisdiction of     (Commission File No.)      (I.R.S. Employer
incorporation or organization                                Identification No.)




          C/O BAY VIEW BANK
       2121 SO. EL CAMINO REAL
        SAN MATEO, CALIFORNIA                                       94403
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Address of principal executive offices                            Zip Code


      Registrant's telephone number, including area code:  (415) 573-7300


                                Not Applicable
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            (Former name, former address, and former fiscal year,
                         if changed since last report)
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Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated April 30, 1997


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                        BAY VIEW 1997 RA-1 AUTO TRUST
                                   BY:  BAY VIEW SECURITIZATION CORPORATION
                                        ORIGINATOR OF TRUST



Dated:  May 23, 1997                    By:  /s/ David A. Heaberlin
                                           ----------------------------------
                                           David A. Heaberlin
                                           Treasurer and Chief Financial Officer

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